                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 26, 2000


                             ADEPT TECHNOLOGY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


              CALIFORNIA                         0-27122                    94-2900635
    (STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)           (IRS EMPLOYER
            INCORPORATION)                                              IDENTIFICATION NO.)

           150 ROSE ORCHARD WAY
           SAN JOSE, CALIFORNIA                                         95134
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 432-0888

                                      NONE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

        This report is being filed by the Registrant to announce that it has filed a registration statement with the Securities and Exchange Commission for a proposed public offering of 2,134,755 shares of its common stock. The press release issued by the Registrant relating to the registration statement is filed as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

        The following exhibit is filed with this report on Form 8-K:

Exhibit No.    Description
-----------    -----------
   99.1        Press Release of the Registrant issued on October 26, 2000.
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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADEPT TECHNOLOGY, INC.



Date:  October 26, 2000                By: /s/ Michael W. Overby
                                          --------------------------------
                                       Michael W. Overby
                                       Chief Financial Officer

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                                 EXHIBIT INDEX

        Exhibit No.      Description
        -----------      -----------
        99.1             Press Release of the Registrant issued on October 26, 2000.